SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 15, 2003

Commission File Number 0-21061

SPEEDCOM WIRELESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	58-2044990
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.

7020 Professional Parkway East

Sarasota, FL 34240

(941) 907-2300

(Address, including Zip Code, and Telephone Number, including Area

Code, of Registrant’s Principal Executive Offices)

Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPEEDCOM WIRELESS CORPORATION

By:	/s/ MICHAEL STERNBERG
Michael Sternberg Chief Executive Officer

Date: May 15, 2003